UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET GLOBAL MUTI-SECTOR FUND

FORM N-Q

MARCH 31, 2012

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 51.1%
CONSUMER DISCRETIONARY - 6.8%
Auto Components - 0.3%
Europcar Groupe SA, Senior Secured Subordinated Bonds	4.557%	5/15/13	70,000	EUR	$88,224	(a)(b)

Automobiles - 1.4%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000		120,875
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		269,647

Total Automobiles					390,522

Hotels, Restaurants & Leisure - 0.5%
Codere Finance Luxembourg SA, Senior Secured Notes	8.250%	6/15/15	50,000	EUR	66,185	(a)
Marstons Issuer PLC, Secured Bonds	5.177%	7/15/32	50,000	GBP	71,601	(b)

Total Hotels, Restaurants & Leisure					137,786

Media - 3.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	100,000		106,000
Comcast Corp., Senior Notes	5.150%	3/1/20	50,000		57,525
DISH DBS Corp., Senior Notes	6.750%	6/1/21	100,000		107,750
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	100,000		112,918
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	100,000	EUR	144,373	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	80,000		76,000	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	190,000		218,975
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	50,000		51,944
Time Warner Inc., Senior Notes	4.000%	1/15/22	20,000		20,774
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		153,000	(a)

Total Media					1,049,259

Specialty Retail - 0.7%
Edcon Proprietary Ltd., Senior Notes	4.126%	6/15/14	70,000	EUR	82,156	(a)(b)
Gymboree Corp., Senior Notes	9.125%	12/1/18	100,000		92,250

Total Specialty Retail					174,406

TOTAL CONSUMER DISCRETIONARY					1,840,197

CONSUMER STAPLES - 1.2%
Beverages - 0.6%
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	150,000		152,156	(a)

Food Products - 0.1%
Ahold Finance USA LLC	6.500%	3/14/17	21,000	GBP	38,513

Tobacco - 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000		70,350
Altria Group Inc., Senior Notes	4.750%	5/5/21	50,000		53,747

Total Tobacco					124,097

TOTAL CONSUMER STAPLES					314,766

ENERGY - 11.3%
Energy Equipment & Services - 0.4%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	100,000		102,750

Oil, Gas & Consumable Fuels - 10.9%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	50,000		61,767
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000		230,625	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	100,000		115,500
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	100,000		101,750
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	300,000		330,000
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		56,261
Ecopetrol SA, Senior Notes	7.625%	7/23/19	100,000		123,250
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	80,000		86,000	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	100,000		$89,000
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	100,000		110,500	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	100,000		97,500	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	100,000		100,000
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	220,000		250,800
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	10,000		11,749
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	200,000		231,953
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	30,000		33,750	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	100,000		112,250
QEP Resources Inc., Senior Notes	5.375%	10/1/22	190,000		188,337
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	30,000		31,725
Range Resources Corp., Senior Notes	5.000%	8/15/22	130,000		128,375
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	150,000		159,000
Southern Gas Networks PLC, Senior Notes	4.875%	12/21/20	80,000	GBP	137,560
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	110,000		128,150	(a)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	40,000		40,000	(a)

Total Oil, Gas & Consumable Fuels					2,955,802

TOTAL ENERGY					3,058,552

FINANCIALS - 10.4%
Capital Markets - 1.6%
Boparan Finance PLC, Senior Notes	9.875%	4/30/18	100,000	GBP	163,149	(a)
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	100,000	EUR	122,147
Merrill Lynch & Co. Inc., Notes	5.500%	11/22/21	60,000	GBP	85,791
Morgan Stanley, Senior Notes	4.375%	10/12/16	50,000	EUR	67,175

Total Capital Markets					438,262

Commercial Banks - 3.1%
Abbey National Treasury Services PLC, Senior Secured Notes	5.125%	4/14/22	100,000	GBP	171,001
Barclays Bank PLC, Senior Notes	6.000%	1/14/21	160,000	EUR	197,987
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	100,000	EUR	122,034	(b)(c)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	100,000	EUR	116,104
Royal Bank of Scotland PLC, Senior Notes	4.875%	1/20/17	100,000	EUR	138,323
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/17/12	100,000		94,500	(b)(c)

Total Commercial Banks					839,949

Consumer Finance - 2.0%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	100,000		108,875
Ally Financial Inc., Senior Notes	5.500%	2/15/17	90,000		90,107
Ally Financial Inc., Senior Notes	8.000%	3/15/20	200,000		222,500
SLM Corp., Medium-Term Notes	8.000%	3/25/20	100,000		108,000

Total Consumer Finance					529,482

Diversified Financial Services - 2.7%
Bank of America Corp., Senior Notes	5.000%	5/13/21	100,000		100,154
Citigroup Inc., Senior Notes	7.375%	9/4/19	100,000	EUR	158,121
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	100,000		123,494
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	20,000		22,000
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	50,000	EUR	70,553	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	100,000		102,387
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	150,000		156,051

Total Diversified Financial Services					732,760

Insurance - 1.0%
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000		101,856
ELM BV	5.252%	5/25/16	100,000	EUR	117,699	(b)(c)
Hannover Finance Luxembourg SA, Bonds	5.750%	9/14/40	50,000	EUR	64,833	(b)

Total Insurance					284,388

TOTAL FINANCIALS					2,824,841

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
HEALTH CARE - 2.8%
Biotechnology - 0.6%
Amgen Inc., Senior Notes	3.875%	11/15/21	150,000		$153,592

Health Care Providers & Services - 1.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	40,000		42,600
HCA Inc., Senior Secured Notes	6.500%	2/15/20	200,000		210,000
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	100,000		112,000

Total Health Care Providers & Services					364,600

Pharmaceuticals - 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	100,000	EUR	137,705	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	90,000		91,105

Total Pharmaceuticals					228,810

TOTAL HEALTH CARE					747,002

INDUSTRIALS - 3.3%
Aerospace & Defense - 0.4%
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	100,000		106,000	(a)

Airlines - 0.6%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	160,000		160,600	(a)

Construction & Engineering - 0.8%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	200,000		222,960	(a)

Road & Rail - 0.5%
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	100,000		107,625
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	12,000		12,645

Total Road & Rail					120,270

Trading Companies & Distributors - 1.0%
Ashtead Capital Inc., Notes	9.000%	8/15/16	100,000		104,375	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	160,000		164,800

Total Trading Companies & Distributors					269,175

TOTAL INDUSTRIALS					879,005

INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.3%
SunGard Data Systems Inc., Senior Notes	10.625%	5/15/15	75,000		78,985

MATERIALS - 9.2%
Chemicals - 1.3%
Ashland Inc., Senior Notes	9.125%	6/1/17	20,000		22,175
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	100,000		112,400	(a)
CF Industries Inc., Senior Notes	6.875%	5/1/18	150,000		173,062
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	40,000		42,000	(a)

Total Chemicals					349,637

Containers & Packaging - 1.3%
Ardagh Glass Finance PLC, Senior Bonds	7.125%	6/15/17	70,000	EUR	89,158	(a)
Ball Corp., Senior Notes	7.375%	9/1/19	100,000		110,500
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	50,000		50,875
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	100,000		97,250	(a)

Total Containers & Packaging					347,783

Metals & Mining - 5.0%
ArcelorMittal, Senior Notes	3.750%	2/25/15	30,000		30,488
ArcelorMittal, Senior Notes	3.750%	8/5/15	40,000		40,631
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		112,000	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	110,000		121,108	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	100,000		99,750	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	100,000		115,220	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - continued
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	200,000		$172,000	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	100,000		109,500
Southern Copper Corp., Senior Notes	6.750%	4/16/40	120,000		129,679
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	100,000		103,750
Vale Overseas Ltd., Notes	6.875%	11/21/36	110,000		127,583
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	200,000		202,000	(a)

Total Metals & Mining					1,363,709

Paper & Forest Products - 1.6%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	100,000		118,569
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	100,000		105,630	(a)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	130,000		136,208	(a)
Lecta SA, Senior Notes	5.057%	2/15/14	60,000	EUR	76,621	(a)(b)

Total Paper & Forest Products					437,028

TOTAL MATERIALS					2,498,157

TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 2.2%
AT&T Inc., Senior Notes	5.350%	9/1/40	100,000		106,331
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	80,000		65,200	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	100,000		106,750	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	100,000		105,125
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	100,000		102,800	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	100,000		108,625	(a)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	10,000		11,096

Total Diversified Telecommunication Services					605,927

Wireless Telecommunication Services - 1.2%
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	143,955	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000		171,500

Total Wireless Telecommunication Services					315,455

TOTAL TELECOMMUNICATION SERVICES					921,382

UTILITIES - 2.4%
Electric Utilities - 0.2%
FirstEnergy Corp., Notes	7.375%	11/15/31	50,000		61,553

Gas Utilities - 0.8%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	200,000		212,000	(a)

Independent Power Producers & Energy Traders - 1.4%
AES Corp., Senior Notes	7.750%	10/15/15	20,000		22,300
AES Corp., Senior Notes	9.750%	4/15/16	20,000		23,400
AES Gener SA, Notes	5.250%	8/15/21	100,000		105,500	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	70,000		70,700	(a)
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	150,000		163,125	(a)

Total Independent Power Producers & Energy Traders					385,025

TOTAL UTILITIES					658,578

TOTAL CORPORATE BONDS & NOTES (Cost - $13,642,910)					13,821,465

MORTGAGE-BACKED SECURITIES - 5.6%
FNMA - 3.9%
Federal National Mortgage Association (FNMA)	3.000%	4/17/27	200,000		207,031	(d)
Federal National Mortgage Association (FNMA)	4.000%	5/14/42	200,000		209,250	(d)
Federal National Mortgage Association (FNMA)	4.500%	5/14/42	200,000		212,406	(d)
Federal National Mortgage Association (FNMA)	5.000%	5/14/42	200,000		215,687	(d)
Federal National Mortgage Association (FNMA)	5.500%	5/14/42	200,000		217,563	(d)

Total FNMA					1,061,937

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
GNMA - 1.7%
Government National Mortgage Association (GNMA)	5.000%	4/19/42-5/19/42	400,000		$441,125	(d)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $1,501,211)					1,503,062

SOVEREIGN BONDS - 24.7%
Argentina - 0.6%
Republic of Argentina, Discount Notes	8.280%	12/31/33	93,367		68,765
Republic of Argentina, Senior Bonds	7.000%	10/3/15	100,000		93,875

Total Argentina					162,640

Brazil - 0.4%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	100,000		113,200

Colombia - 1.0%
Republic of Colombia, Senior Notes	7.375%	3/18/19	200,000		256,600

Germany - 12.6%
Bundesobligation	0.750%	2/24/17	850,000	EUR	1,130,655
Bundesobligation, Bonds	2.000%	2/26/16	500,000	EUR	704,060
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	1,045,000	EUR	1,578,384

Total Germany					3,413,099

India - 0.3%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	100,000		94,000	(a)(b)

Indonesia - 0.8%
Republic of Indonesia, Notes	5.250%	1/17/42	200,000		209,750	(a)

Malaysia - 1.2%
Government of Malaysia, Senior Bonds	4.262%	9/15/16	990,000	MYR	335,317

Mexico - 1.9%
Mexican Bonos, Bonds	8.000%	6/11/20	5,680,000	MXN	500,680

Panama - 0.3%
Republic of Panama	6.700%	1/26/36	60,000		78,900

Peru - 1.4%
Republic of Peru	8.750%	11/21/33	130,000		201,630
Republic of Peru, Bonds	7.840%	8/12/20	383,000	PEN	166,427

Total Peru					368,057

Russia - 1.8%
Russian Federation	5.625%	4/4/42	200,000		195,106	(a)(e)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	251,600		300,976	(a)

Total Russia					496,082

Turkey - 0.4%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	100,000		104,350

Venezuela - 2.0%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	48,000		42,336
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	588,000		493,920	(a)

Total Venezuela					536,256

TOTAL SOVEREIGN BONDS (Cost - $6,636,735)					6,668,931

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.7%
U.S. Government Obligations - 4.7%
U.S. Treasury Bonds	3.500%	2/15/39	1,040,000		1,080,462
U.S. Treasury Notes	2.125%	8/15/21	80,000		79,944
U.S. Treasury Notes	2.000%	2/15/22	110,000		107,886

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,170,602)					1,268,292

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY		EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - 0.0%
U.S. Dollar/Japanese Yen, Call @ $0.83 (Cost - $6,425)		4/12/12	1,000,000	$7,254

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $22,957,883)				23,269,004

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 18.9%
Time Deposits - 8.9%
Barclays Bank PLC	0.100%	4/2/12	$400,274	400,274
Commerzbank AG	0.060%	4/2/12	400,290	400,290
ING Bank	0.050%	4/2/12	400,205	400,205
Rabobank London	0.050%	4/2/12	400,094	400,094
Royal Bank of Scotland PLC	0.080%	4/2/12	400,236	400,236
UBS AG London	0.080%	4/2/12	400,138	400,138

Total Time Deposits (Cost - $2,401,237)				2,401,237

Repurchase Agreements - 10.0%
Bank of America repurchase agreement dated 3/30/12; Proceeds at maturity - $2,700,005; (Fully collateralized by U. S. government obligations, 5.000% due 5/15/37; Market value - $2,754,000) (Cost - $2,700,000)	0.020%	4/2/12	2,700,000	2,700,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $5,101,237)				5,101,237

TOTAL INVESTMENTS - 105.0% (Cost - $28,059,120#)				28,370,241
Liabilities in Excess of Other Assets - (5.0)%				(1,341,835)

TOTAL NET ASSETS - 100.0%				$27,028,406

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Multi-Sector Portfolio (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective May 1, 2012, the Fund changed its name to Western Asset Global Multi-Sector Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$13,821,465	—	$13,821,465
Mortgage-backed securities	—	1,503,062	—	1,503,062
Sovereign bonds	—	6,668,931	—	6,668,931
U.S. government & agency obligations	—	1,268,292	—	1,268,292
Purchased options	—	7,254	—	7,254

Total long-term investments	—	$23,269,004	—	$23,269,004

Short-term investments†	—	5,101,237	—	5,101,237

Total investments	—	$28,370,241	—	$28,370,241

Other financial instruments:
Futures contracts	$5,475	—	—	$5,475
Forward foreign currency contracts	—	$26,731	—	26,731

Total other financial instruments	$5,475	$26,731	—	$32,206

Total	$5,475	$28,396,972	—	$28,402,447

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$261,301	—	$261,301

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Schedule of Investments (unaudited) (continued)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $261,301. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$602,827
Gross unrealized depreciation	(291,706)

Net unrealized appreciation	$311,121

At March 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 5-Year Notes	7	6/12	$863,149	$857,773	$5,376
U.S. Treasury 10-Year Notes	8	6/12	1,035,974	1,035,875	99

Net unrealized gain on open futures contracts					$5,475

At March 31, 2012, the Fund held TBA securities with a total cost of $1,501,211.

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Brazilian Real	Citibank N.A.	639,000	$346,600	5/15/12	$(17,865)
Australian Dollar	Barclays Bank PLC	120,000	123,649	5/16/12	(4,730)
British Pound	JPMorgan Chase Bank	68,822	110,046	5/16/12	522
British Pound	JPMorgan Chase Bank	76,442	122,231	5/16/12	2,231
Canadian Dollar	JPMorgan Chase Bank	465,208	465,952	5/16/12	(1,105)
Canadian Dollar	JPMorgan Chase Bank	129,796	130,004	5/16/12	4
Canadian Dollar	JPMorgan Chase Bank	125,000	125,200	5/16/12	(127)
Euro	JPMorgan Chase Bank	320,882	428,056	5/16/12	8,056
Euro	JPMorgan Chase Bank	200,000	266,799	5/16/12	4,479
Japanese Yen	JPMorgan Chase Bank	61,752,000	746,380	5/16/12	(55,703)
Japanese Yen	UBS AG	93,633,000	1,131,718	5/16/12	(90,677)
Japanese Yen	UBS AG	41,438,580	500,857	5/16/12	(29,143)
Mexican Peso	Citibank N.A.	2,702,000	210,252	5/16/12	(266)
Mexican Peso	Deutsche Bank AG	1,921,335	149,506	5/16/12	(495)
Polish Zloty	JPMorgan Chase Bank	81,044	25,937	5/16/12	411
Swedish Krona	UBS AG	1,266,572	191,088	5/16/12	3,275
Brazilian Real	JPMorgan Chase Bank	261,450	141,611	5/22/12	(8,389)
Indonesian Rupiah	Deutsche Bank AG	1,841,670,000	200,333	5/22/12	(723)
Indonesian Rupiah	Deutsche Bank AG	1,367,700,000	148,776	5/22/12	(1,224)
South Korean Won	JPMorgan Chase Bank	115,000,000	101,093	5/22/12	167

					(191,302)

Contracts to Sell:
Australian Dollar	JPMorgan Chase Bank	120,000	123,649	5/16/12	4,286
British Pound	JPMorgan Chase Bank	400,000	639,597	5/16/12	(6,085)
Euro	Barclays Bank PLC	600,000	800,399	5/16/12	(2,817)
Euro	Citibank N.A.	145,645	194,290	5/16/12	(4,289)
Euro	JPMorgan Chase Bank	602,342	803,523	5/16/12	(3,378)
Euro	JPMorgan Chase Bank	800,000	1,067,198	5/16/12	(14,505)
Euro	JPMorgan Chase Bank	800,000	1,067,198	5/16/12	(14,686)
Mexican Peso	Deutsche Bank AG	4,388,000	341,445	5/16/12	454
Turkish Lira	JPMorgan Chase Bank	491,712	272,945	5/16/12	(5,094)
Brazilian Real	JPMorgan Chase Bank	123,655	66,976	5/22/12	2,846

					(43,268)

Net unrealized loss on open forward foreign currency contracts					$(234,570)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

		Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	—	$5,475	—	—	$5,475
Foreign Exchange Risk	$7,254	—	$26,731	$(261,301)	(227,316)

Total	$7,254	$5,475	$26,731	$(261,301)	$(221,841)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$7,440
Forward foreign currency contracts (to buy)	4,992,193
Forward foreign currency contracts (to sell)	3,785,300
Futures contracts (to buy)†	492,910
Futures contracts (to sell)	1,399,604

†	At March 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 29, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2012